UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – November 30, 2015

Item 1. Reports to Stockholders.

MACQUARIE

GLOBAL INFRASTRUCTURE
TOTAL RETURN FUND INC.

MACQUARIE

2015 | ANNUAL REPORT

Section 19(b) Disclosure
NOVEMBER 30, 2015 (unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. ("MGU" or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.37 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, are included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website www.macquarie.com/mgu.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

The Macquarie Global Infrastructure Total Return Fund Inc. is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). Macquarie Global Infrastructure Total Return Fund Inc.’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Macquarie Global Infrastructure Total Return Fund Inc., unless noted otherwise.

Stockholder Letter
NOVEMBER 30, 2015 (unaudited)

Introduction

We are pleased to present this Annual Report to the shareholders of MGU for the twelve months ended November 30, 2015 (the “Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global infrastructure securities lagged global equities in the Period.

Commodity markets were the key focus for investors as 2014 drew to a close, with oil prices in particular continuing their sharp falls which drove weakness in equity and credit markets. While lower oil prices will help consumers, the US economy in particular has become significantly less energy-dependent over time. Consequently, a fall in oil prices should have a less positive impact compared to historical experiences.

Easing by central banks was a key theme moving into 2015, resulting in lower yields in most developed nations. The European Central Bank (ECB) launched its much anticipated Quantitative Easing program and was careful to not disappoint market expectations, with a total size in excess of €1.1trillion. While the bold monetary easing has boosted bond and risk assets, the familiar question remains over its ability to make any meaningful impact on either growth or inflation expectations. Similar large-scale easing in Japan has yet to make any appreciable impact on growth expectations.

In the US, a trend of softer data reversed in the first quarter as a strong payrolls report early in March led to a sharp repricing of the US Treasury curve. The US Federal Reserve (Fed) dropped its commitment to being “patient” in relation to rate hikes (as generally expected) but at the same time lowered its forecast future rate path, and lowered its growth and inflation expectations for 2016 and 2017.

Equity markets were varied across regions in the second quarter, as the US continued to trade at or near new highs while Europe generally underperformed, with Greece weighing on sentiment in the Eurozone with numerous false dawns of an impending agreement. In Asia, sentiment was also guarded as the Chinese economy continued to be a background focus, with data again disappointing.

Moving into the second half of 2015, the Greek government eventually agreed to a third bailout package almost identical to that which the popular vote had resoundingly rejected. This resulted in a relief rally in European risk assets, however the episode deeply shook the belief that the single currency would remain inviolable. While markets were appeased that an immediate default had been averted, the deal offered little hope for economic growth or meaningful debt relief.

Despite the continued support from Chinese authorities to support the fragile equity market, it was very weak in the third quarter with the Shanghai Stock Exchange Composite Index(6) down over 14% in July. Investors continued to question the underlying strength of the Chinese economy and the resulting impact on global growth. Fresh worries surfaced when China devalued its currency by about 3% against the US dollar over two days in mid-August. The move sparked sharp negative moves in currencies, share markets and commodities, as markets feared renewed competitive devaluations as countries looked to shore up export demand. Emerging markets have been the ‘engine room’ of global growth since 2008, and a further slowing would have significant implications for the global economic outlook.

Commodity prices continued their slide into the fourth quarter. While increased supply has been a theme (especially in oil and iron ore), a lack of global demand for commodities continued to indicate that growth conditions were weakening, not least in China, the world’s second largest economy. Indeed, economic data continued to broadly weaken, with key releases later in the Period falling short of expectations in the US and China. The releases underscored the fragility of the recovery, with the US as the relative (but apparently slowing) bright spot in an overall slowing global economy.

For the Twelve-Month Period Ended November 30, 2015(1)	Total Return (%)(2)
Macquarie Global Infrastructure Total Return Fund Inc. – NAV	-10.16
Macquarie Global Infrastructure Total Return Fund Inc. – Market Price	-20.92
S&P Global Infrastructure Index (Net Total Return)(3)	-10.37
Macquarie Global Infrastructure Index(4) (“MGII”)	-11.03
MSCI World Index (Net Total Return)(5)	-0.72

Past performance is not indicative of future results. One cannot invest directly in an index.

Unless otherwise indicated, all references to currency are to USD.
(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.
(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.
(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.
(5)
The MSCI World Index is a stock market index of approximately 1600 “world” stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

(6)	The Shanghai Stock Exchange Composite Index is a capitalization weighted index that tracks the daily price of all A-shares and B-shares listed on the Shanghai Stock Exchange.

Stockholder Letter
NOVEMBER 30, 2015 (unaudited)

There were a number of factors driving the Fund’s total return during the Period:

•	Underperformance from the Pipeline sector;

•	Weakness from the Electric Utility and Seaport sectors;

•	Positive performance from the Airport and Toll Road Sector

Let’s look at these reasons in further detail.

Pipelines

The Pipeline sector experienced volatility throughout the Period. We believe the price action was a combination of a number of factors that converged, including an increase in the negative sentiment about commodity prices, forced selling as some sector-dedicated funds had to liquidate in order to meet leverage targets, as well as general hedge fund de-risking as broader markets came under pressure. Within the Period, the most significant detractors were positions in Enbridge Inc., TransCanada and Veresen.

While the fundamentals of some North American pipeline stocks are somewhat tied to commodity prices, we continue to view select names with minimal direct commodity exposure favorably. We have stress tested our valuation models by conservatively assuming no growth capital expenditure from 2018 onwards. We assume projects that have already commenced or are contracted will be completed and come into service. Even under this scenario, valuations continue to look relatively cheap. While we believe share price volatility will likely persist in the short term, we began to opportunistically increase our exposure to several of the higher quality names in the sector.

Amid the volatility, Energy Transfer Equity announced it would acquire Williams Companies for $37.7 billion to create the third largest energy franchise in North America. We view the combination favorably as it should create significant operational efficiencies as well as new investment opportunities that would otherwise not be achievable by the entities on a stand-alone basis. The transaction is anticipated to be completed in the first half of 2016, on receipt of regulatory and shareholder approvals.

Electric Utility

The Electric Utility sector was another underperformer as the increased possibility of interest rate rises was a general headwind. Engie (formerly GDF Suez) was lower primarily due to weaker fundamentals in its Energy Europe division. Duke Energy suffered similar declines, as complications relating to an acquisition and general pressure on the sector weighed on shares in the Period.

Seaport

Positions within the Seaport sector also detracted. Specifically, Hamburger Hafen und Logistik and Hutchison Port lagged. Concerns regarding Chinese economic growth, and more specifically declining shipping volumes, presented a headwind to Hutchison later in the Period.

Airports

The Airport sector was the most significant contributor to the Fund in the Period. Fraport recovered from its previous weakness and rallied strongly after reaffirming guidance for 2015 traffic volumes, following the strike-impacted volumes in 2014. It also announced a surprise dividend increase, having reported full year results and its 2015 outlook in line with expectations. Flughafen Zurich rebounded from early weakness after reporting stronger than expected traffic volumes. It also reported better than expected 2014 financial results and increased the proposed dividend ahead of expectations. Future dividend growth is expected, driven by earnings growth and a new, higher pay-out ratio. Despite the Swiss Franc appreciation, traffic growth has remained positive and seat capacity growth is ahead of expectations. Early in the Period the Spanish government successfully sold a minority stake in Aena, which owns a network of over 40 domestic and international airports in Spain, including Madrid and Barcelona - two of the ten largest airports in Europe. The Initial Public Offering received strong demand and the stock performed well after listing. Auckland International Airport was another strong contributor in the Period.

Toll Roads

Transurban, the largest position in the Fund, was a meaningful contributor in the Period. The company started the year well after reporting strong traffic and revenue data for the December quarter. Proportional toll revenue increased 37% from the prior corresponding period, reflecting the additional contribution from the Queensland Motorways assets which were acquired in mid-2014, as well as solid underlying growth across its other roads. In April, the market responded positively to Transurban’s proposal to build a new motorway in Melbourne which was accepted by the state government. The proposed new “Western Distributor” will include a tunnel and elevated motorway that connects the key arterial West Gate Freeway with the port, Transurban’s existing Citylink road, and the Central Business District. Later in the period, the company announced the purchase of AirportlinkM7 in Brisbane for A$1.87bn (Transurban’s stake is 62.5%). These projects are particularly significant as we believe they highlight the power of a road network, which has been a core part of our Transurban investment thesis for many years.

Stockholder Letter
NOVEMBER 30, 2015 (unaudited)

Eiffage and Vinci also performed well as the French motorways benefited from easing regulatory concerns as they reached an agreement in principle settling the dispute on tariffs and toll road profitability. Vinci also published its Q1 2015 trading update with motorway traffic in line with expectations, and Portuguese airport traffic continued to outperform the original business case. Along with the trading update, Vinci reiterated FY 2015 earnings guidance. A general theme across the sector in the Period was an increase in traffic volume, which is likely driven in part by the materially lower fuel prices.

Leverage

Leverage detracted from the Fund’s return during the Period, as it magnified the underlying negative return.

As of November 30, 2015, the Fund had USD 85 million and EUR 40 million in leverage outstanding. At Period-end, the Fund’s leverage was 29.7% of its Total Assets, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance relative to reference benchmarks

The Fund, which is not managed against any benchmark, outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) and the Macquarie Global Infrastructure Index (“MGII”). The Fund underperformed the MSCI World Index (Net Total Return). The main contributor to the Fund’s outperformance was the benefit of positive stock selection across the portfolio.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 54 global infrastructure stocks representing 15 countries and 11 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of November 30, 2015.

Rank	Stock	Country	Infrastructure Sector(6)	%(7)
1	Transurban Group	Australia	Toll Roads	6.3
2	Sempra Energy	United States	Electricity & Gas Distribution	5.2
3	Enbridge Inc.	Canada	Pipelines	4.6
4	Abertis Infraestructuras SA	Spain	Toll Roads	4.3
5	Groupe Eurotunnel	France	Rail / Other Transportation	4.1
6	China Merchants Holdings	China	Seaports	3.7
7	Williams Cos	United States	Pipelines	3.1
8	National Grid PLC	United Kingdom	Electricity Transmission	3.1
9	Duke Energy Corp	United States	Electric Utility	3.1
10	NextEra Energy	United States	Electric Utility	3.1

Subject to change in the future.

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2015(7)	% Point Change over Period	% of Fund on November 30, 2014(7)
United States	42.1	6.7	35.4
Canada	8.7	1.7	7.0
Australia	8.4	1.6	6.8
France	7.8	-4.3	12.1
China	7.6	0.2	7.4
United Kingdom	5.8	-1.4	7.2
Spain	5.3	2.5	2.8
Italy	3.8	-0.6	4.4
Singapore	2.2	0.1	2.1
Germany	2.0	-0.9	2.9
Switzerland	1.7	-0.8	2.5
Mexico	0.8	0.8	—
Brazil	0.5	-0.5	1.0
Poland	0.3	0.3	—
Luxembourg	0.2	-0.8	1.0
Japan	—	-2.6	2.6
New Zealand	—	-1.0	1.0
Netherlands	—	-0.5	0.5
Other Assets	2.8	-0.5	3.3

Subject to change in the future.

(6)
Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification. Classifications are made by the Investment team and based on the primary business segment of the issuer.

(7)	Based on Total Assets as defined in the Prospectus.

Stockholder Letter
NOVEMBER 30, 2015 (unaudited)

Infrastructure Sector(7)	% of Fund on November 30, 2015(7)	% Point Change over Period	% of Fund on November 30, 2014(7)
Pipelines	26.9	9.0	17.9
Electric Utility	16.4	0.1	16.3
Toll Roads	15.8	-0.2	16.0
Electricity and Gas Distribution	8.5	-3.4	11.9
Seaport	8.2	-0.7	8.9
Communications Infrastructure	4.7	-0.5	5.2
Electricity Transmission	4.4	-0.2	4.6
Rail / Other Transportation	4.1	-1.1	5.2
Airports	3.8	-1.6	5.4
Water	2.6	0.9	1.7
Electricity Generation	1.8	0.2	1.6
Social Infrastructure	—	-2.0	2.0
Other Assets	2.8	-0.5	3.3

Subject to change in the future.

Distributions

The Fund paid a quarterly dividend of $0.35 per share in December 2014 and March 2015. The Fund raised its quarterly distribution to $0.37 per share in June 2015 and maintained that distribution in September 2015. Altogether, the Fund paid $1.44 per share during the Period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2015, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2015.

Outlook

The Fund remains well diversified across a broad range of infrastructure sectors and countries, with stocks that we believe have the attractive characteristics that infrastructure investors seek.

It was clear during the Period that the Fed wanted to move away from zero rates, and the first rate increase since 2006 occurred in December. We continue to believe that there are very limited fundamental reasons for higher rates, with growth anaemic and inflation pressures showing no sign of building. We expect the Fed to act very gradually and to remain supportive for the medium term. In contrast, the ECB remains firmly in the easing camp.

(7)	Based on Total Assets as defined in the Prospectus.

The infrastructure assets owned and operated by the Fund’s diversified range of infrastructure companies continue to perform well operationally and recent results have generally been in line with expectations. We continue to value infrastructure assets using long term interest rates, the path of which is only somewhat influenced by movements in shorter term rates.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Brad Frishberg
Chief Executive Officer
Co-Portfolio Manager

Jonathon Ong
Co-Portfolio Manager

Schedule of Investments
NOVEMBER 30, 2015
(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 131.02%
Australia - 11.89%
APA Group	1,154,566	$7,431,343
Transurban Group(1)	3,583,236	26,872,786
Transurban Group - Institutional Placement Shares(1)(2)	199,069	1,460,543
		35,764,672

Brazil - 0.74%
Prumo Logistica SA(1)(2)	8,483,495	2,214,611

Canada - 13.14%
Enbridge, Inc.(1)	609,936	21,662,559
TransCanada Corp.	395,203	12,470,593
Veresen, Inc.(3)	684,800	5,373,997
		39,507,149

China - 10.83%
China Gas Holdings, Ltd.	1,474,000	2,095,000
China Longyuan Power Group Corp., Ltd.	3,381,000	2,812,613
China Merchants Holdings International Co., Ltd.	4,833,886	15,710,932
COSCO Pacific, Ltd.(4)	3,263,433	3,863,869
ENN Energy Holdings, Ltd.	356,000	1,804,461
Hopewell Highway Infrastructure, Ltd.	7,145,500	3,409,882
Huadian Fuxin Energy Corp., Ltd.	9,984,000	2,858,660
		32,555,417

France - 11.17%
Electricite de France SA(3)	114,892	1,712,193
Engie SA	564,364	9,832,635
Groupe Eurotunnel SE(1)	1,368,606	17,489,373
Vinci SA(3)	69,936	4,548,721
		33,582,922

Germany - 2.81%
Fraport AG Frankfurt Airport Services Worldwide(1)	74,408	4,551,066
Hamburger Hafen und Logistik AG	267,272	3,908,224
		8,459,290

Italy - 5.42%
Atlantia SpA(1)	369,545	9,761,067
Enel Green Power SpA	1,046,503	2,210,259
Snam SpA	849,285	4,316,070
		16,287,396

Luxembourg - 0.21%
Intelsat SA(2)	139,266	647,587

See Notes to Financial Statements.

Description	Shares	Value $

Mexico - 1.11%
OHL Mexico SAB de CV(2)	2,779,000	$3,330,794

Poland - 0.48%
Energa SA	425,402	1,436,938

Singapore - 3.07%
Hutchison Port Holdings Trust(1)	17,127,400	9,248,796

Spain - 7.51%
Abertis Infraestructuras SA(1)	1,178,345	18,245,183
Aena SA(2)(5)(6)	38,271	4,340,720
		22,585,903

Switzerland - 2.49%
Flughafen Zuerich AG(1)	10,465	7,496,433

United Kingdom - 8.28%
Centrica Plc(1)	1,205,439	3,959,634
National Grid Plc(1)	956,471	13,336,539
Pennon Group Plc	578,131	7,601,419
		24,897,592

United States - 51.87%
American Electric Power Co., Inc.(1)	78,700	4,407,987
American Tower Corp.(1)	76,300	7,582,694
American Water Works Co., Inc.(1)	58,600	3,384,736
Atmos Energy Corp.(1)	55,200	3,439,512
Cheniere Energy, Inc.(2)	94,700	4,502,985
Columbia Pipeline Group, Inc.(1)	163,300	3,130,461
Crown Castle International Corp.(1)	139,090	11,949,222
Dominion Resources, Inc.(1)	93,600	6,305,832
Duke Energy Corp.(1)	194,996	13,212,929
Edison International(1)	104,900	6,226,864
ITC Holdings Corp.(1)	145,660	5,371,941
Kinder Morgan, Inc.	367,600	8,664,332
NextEra Energy, Inc.(1)	131,300	13,111,618
NiSource, Inc.(1)	174,200	3,342,898
PG&E Corp.(1)	169,000	8,911,370
Sempra Energy(1)	226,300	22,455,749
Spectra Energy Corp.(1)	379,300	9,937,660
The Williams Cos., Inc.(1)	367,100	13,421,176
Xcel Energy, Inc.	185,400	6,611,364
		155,971,330

Total Common Stocks		393,986,830
(Cost $428,007,656)

See Notes to Financial Statements.

Schedule of Investments
NOVEMBER 30, 2015
(Expressed in U.S. Dollars)

Description	Shares	Value $

MASTER LIMITED PARTNERSHIPS - 8.08%
United States - 8.08%
Buckeye Partners LP(1)	86,500	$5,855,185
Enterprise Products Partners LP(1)	406,556	10,322,457
Magellan Midstream Partners LP(1)	129,834	8,118,520
		24,296,162

Total Master Limited Partnerships		24,296,162
(Cost $24,007,435)

Total Investments - 139.10%		418,282,992
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $452,015,091)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 3.91%
Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.02% 7-Day Yield(7)	11,766,772	11,766,772

Total Investments Purchased with Cash Collateral From Securities Loaned		11,766,772
(Cost $11,766,772)

Total Investments - 143.01%		430,049,764
(Cost $463,781,863)

Liabilities in Excess of Other Assets - (0.69)%		(2,078,406)

Leverage Facility - (42.32)%(8)		(127,261,989)

Total Net Assets - 100.00%		$300,709,369

(1)
All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $294,472,172 as of November 30, 2015.

(2)	Non-Income Producing Security.
(3)	All or a portion of the security is on loan as of November 30, 2015.
(4)	The investment is fair valued by the Fund's Valuation Committee in accordance with procedures approved by the Fund's Board of Directors.
(5)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,340,720, representing 1.44% of net assets.

(6)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors. At period end, the aggregate market value of those securities was $4,340,720, representing 1.44% of net assets.

(7)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)
(8)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

See Notes to Financial Statements.

Common Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Cos.	Companies.
Corp.	Corporation.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

Statement of Assets and Liabilities
NOVEMBER 30, 2015
(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $463,781,863)*	$430,049,764
Cash	12,495,012
Dividends receivable	1,503,011
Tax reclaim receivable	439,622
Securities lending interest receivable	10,814
Prepaid arrangement fees on loan outstanding	109,234
Other assets	62,290
Total Assets	444,669,747

LIABILITIES:
Payable for investment securities purchased	3,534,787
Payable for collateral upon return of securities loaned (Note 7)	11,766,772
Loans payable, at value (Cost $137,076,116) (Note 6)	127,261,989
Accrued investment advisory expense	1,065,635
Accrued directors expense	48,305
Accrued administration expense	32,877
Accrued legal expense	29,776
Accrued interest on loans payable	22,743
Other payables and accrued expenses	197,494
Total Liabilities	143,960,378
Net Assets	$300,709,369

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,392,867
Accumulated net investment loss	(660,645)
Accumulated net realized gain on investments and foreign currency	7,031,464
Net unrealized depreciation on investments and foreign currency translation	(24,054,317)
Net Assets	$300,709,369

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$24.12

*	At November 30, 2015, securities with a market value of $11,166,952 were on loan to brokers.

See Notes to Financial Statements.

Statement of Operations
FOR THE YEAR ENDED NOVEMBER 30, 2015
(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $1,049,619)	$16,353,477
Securities lending income	119,226
Total Investment Income	16,472,703

EXPENSES:
Investment advisory	4,583,639
Interest on loan	2,189,358
Administration	400,000
Audit & tax services	182,393
Directors	175,746
Legal	115,129
Insurance	93,635
Custody	93,398
Printing	72,622
Transfer agent	28,514
Miscellaneous	138,808
Total Expenses	8,073,242
Net Investment Income	8,399,461

Net realized gain/loss on:
Investment securities	11,011,688
Foreign currency transactions	(510,574)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(63,246,577)
Translation of liabilities denominated in foreign currencies	6,649,234
Net Realized and Unrealized Loss on Investments	(46,096,229)
Net Decrease in Net Assets From Operations	$(37,696,768)

See Notes to Financial Statements.

Statements of Changes in Net Assets
FOR THE YEARS ENDED NOVEMBER 30
(Expressed in U.S. Dollars)

	2015	2014
FROM OPERATIONS:
Net investment income	$8,399,461	$11,267,394
Net realized gain/loss on:
Investment securities	11,011,688	18,024,660
Foreign currency transactions	(510,574)	(384,021)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(56,597,343)	33,495,004
Net Increase/Decrease in Net Assets From Operations	(37,696,768)	62,403,037

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(9,072,830)	(16,230,209)
From net realized gains on investments	(8,881,512)	(1,225,402)
Total Distributions	(17,954,342)	(17,455,611)

Net Increase/Decrease in Net Assets	(55,651,110)	44,947,426

NET ASSETS:
Beginning of period	$356,360,479	$311,413,053
End of period*	$300,709,369	$356,360,479
*Includes Accumulated Net Investment Income/(Loss) of:	$(660,645)	$2,720

See Notes to Financial Statements.

Statement of Cash Flows
FOR THE YEAR ENDED NOVEMBER 30, 2015
(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(37,696,768)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(242,883,615)
Proceeds from disposition of investment securities	247,747,830
Net realized gain on investment securities	(11,011,688)
Net realized loss on foreign currency transactions	510,574
Net change in unrealized depreciation on investments	63,246,577
Net change in unrealized appreciation on translation of liabilities denominated in foreign currencies	(6,649,234)
Increase in receivable for collateral for securities loaned	(4,120,172)
Increase in payable upon return of securities loaned	4,120,172
Increase in dividends receivable	(374,764)
Increase in tax reclaim receivable	(40,761)
Decrease in securities lending interest receivable	14,677
Decrease in prepaid arrangement fees on loan outstanding	29,999
Decrease in other assets	107
Increase in accrued interest on loan payable	8,287
Decrease in accrued investment advisory expense	(92,024)
Decrease in accrued legal expense	(74,931)
Decrease in accrued directors expense	(4,772)
Decrease in other payables and accrued expenses	(4,376)
Net Cash Provided by Operating Activities	12,725,118

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	(6,258,982)
Cash distributions paid	(17,954,342)
Net Cash Used in Financing Activities	(24,213,324)

Effect of exchange rates on cash	6,138,660
Net decrease in cash	(5,349,546)
Cash and foreign currency, beginning balance	$17,844,558
Cash, ending balance	$12,495,012

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$2,181,071

See Notes to Financial Statements.

Financial Highlights
FOR THE YEARS ENDED NOVEMBER 30
(Expressed in U.S. Dollars)

2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$28.58
Income from investment operations:
Net investment income	0.67 (2)
Net realized and unrealized gain/loss on investments	(3.69)
Total from Investment Operations	(3.02)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.73)
Net realized gain on investments	(0.71)
Total Distributions	(1.44)

Accretive effect of tender offers	–
Net asset value - end of period	$24.12
Market Price - end of period	$19.76

Total Investment Return - Net Asset Value(5)	(10.16%)
Total Investment Return - Market Price(5)	(20.92%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$300,709
Ratios to average net assets attributable to common shareholders:
Expenses(6)	2.37%
Expenses excluding interest expense	1.73%
Net investment income	2.47%
Portfolio turnover rate	53%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$127,262
Asset Coverage Ratio to Total Assets(10)	336%

(1)	Certain line items from 2012 have been reclassified to conform to the 2013 presentation.
(2)	Per share amounts have been calculated using average shares method.
(3)	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund.
(4)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(5)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.
(6)	For the years ended November 30, 2015, November 30, 2014, November 30, 2013, November 30, 2012 and November 30, 2011, the annualized ratios to Total Assets were 1.89%, 1.53%, 1.56%, 2.08%, and 1.68%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.
(7)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
(8)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
(9)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
(10)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund's Prospectus. (See Note 6)

See Notes to Financial Statements.

2014		2013		2012(1)		2011

$24.98		$21.38		$18.94		$19.31

0.90	(2)	1.59		0.97		0.76
4.10		3.08		2.17		(0.41)
5.00		4.67		3.14		0.35

(1.30)		(1.28)		(0.96)		(0.72)
(0.10)		–		–		–
(1.40)		(1.28)		(0.96)		(0.72)

–		0.21	(3)	0.26	(4)	–
$28.58		$24.98		$21.38		$18.94
$26.60		$21.95		$18.85		$16.16

21.24%		24.25%		18.89%		2.24%
28.42%		23.84%		22.85%		2.46%

$356,360		$311,413		$296,189		$327,994

2.20%		2.22%	(7)	2.40%		2.11%
1.73%		1.85%	(8)	1.98%		1.61%
3.32%		4.33%	(9)	4.19%		3.96%
61%		70%		71%		53%

$133,521		$122,176		$108,811		$109,682
367%		355%		372%		399%

Notes to Financial Statements
NOVEMBER 30, 2015

1. Organization and Significant Accounting Policies

The Fund is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized under the laws of the State of Maryland. The Fund was previously registered as a non-diversified investment company. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. The Fund is considered an investment company for financial reporting purposes under GAAP.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash: As of November 30, 2015, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the Fund's shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third-party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see the description of inputs and levels below). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund's valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, representatives of MCIM and/ or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following:

Notes to Financial Statements
NOVEMBER 30, 2015

the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

•	the type of security

•	the size of the holding

•	the cost of the holding

•	the financial statements of the issuer

•	the fundamental business data relating to the issuer

•	an evaluation of the forces that influence the market in which these securities are purchased or sold

•	transactions in comparable securities

•	price quotes from dealers and/or pricing services

•	information obtained from contacting the issuer, analysts or appropriate stock exchange

•	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended November 30, 2015, there were no transfers between Level 1 and Level 2 securities.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund's Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund's portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

Notes to Financial Statements
NOVEMBER 30, 2015

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund's investments carried at value:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$34,304,129	$1,460,543	$–	$35,764,672
China	28,691,548	–	3,863,869	32,555,417
Other	325,666,741	–	–	325,666,741
Master Limited Partnerships	24,296,162	–	–	24,296,162
Investments Purchased With Cash Collateral From Securities Loaned	11,766,772	–	–	11,766,772
Total	$424,725,352	$1,460,543	$3,863,869	$430,049,764

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 11/30/2014	Return of capital	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Transfer into Level 3(1)	Balance as of 11/30/2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at 11/30/2015
Common Stocks	$–	$–	$–	$–	$–	$3,863,869	$3,863,869	$(873,584)
Total	$–	$–	$–	$–	$–	$3,863,869	$3,863,869	$(873,584)

*	For detailed country descriptions, see accompanying Schedule of Investments.
(1)	Trading of this security is halted. The Valuation Committee estimates the fair value by applying an indexing methodology which adjusts the security according to the beta-adjusted movement in the Hang Seng Index.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, price quotes from brokers in the OTC market as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the SEC for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

NOVEMBER 30, 2015

Securities Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies ("RICs") and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2009-2015 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions:
Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2015 and 2014, respectively were as follows:

Distributions paid from:
	2015	2014
Ordinary Income	$14,207,394	$16,230,209
Long-Term Capital Gain	3,746,948	1,225,402
Total	$17,954,342	$17,455,611

Tax components of distributable earnings are determined In accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2015, the effects of certain differences were reclassified. The Fund increased its accumulated net investment income by $10,004, decreased paid-in capital by $2,220, and decreased accumulated net realized gain by $7,784. These differences were primarily due to the differing tax treatment of foreign currency and investments in partnerships. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

During the year ended November 30, 2015, the Fund did not utilize capital loss carryover.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,548,562
Accumulated capital gain	1,956,041
Unrealized depreciation	(20,625,336)
Other cumulative effect of timing differences	(562,765)
Total	$(17,683,498)

As of November 30, 2015, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$24,686,355
Gross depreciation on investments (excess of tax cost over value)	(54,989,473)
Net appreciation of foreign currency	9,677,782
Net unrealized depreciation	$(20,625,336)
Total cost for federal income tax purposes	$460,352,882

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of investments in partnerships and wash sale deferrals. The timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

3. Capital Transactions

	Year Ended November 30, 2015	Year Ended November 30, 2014
	Shares	Shares
Common Shares Outstanding - beginning of period	12,468,293	12,468,293
Common shares outstanding - end of period	12,468,293	12,468,293

Notes to Financial Statements
NOVEMBER 30, 2015

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the year ended November 30, 2015, aggregated $244,332,309 and $247,940,791, respectively.

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 14, 2015, the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the "Advisory Agreement"), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-today portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average  daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. For the year ended November 30, 2015, there were no commissions paid to the affiliated firm.

ALPS Fund Services, Inc. ("ALPS") is the Fund's Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or the “Agreement”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where  selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (“MCF”), under the BNP Paribas Facility is $120,000,000 and  €40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

On July 23, 2014, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of November 30, 2015, the Fund had $25,000,000 and  €40,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The daily average amounts outstanding on the variable lines were $33,383,562, with an average rate on the borrowing of 0.99%, and  €38,424,658, with the average rate on borrowing of 0.72%.

The unused amount under the BNP Paribas Facility was $35,000,000 at November 30, 2015. The loan payable is carried at cost, and the Euro line is adjusted daily for foreign currency translation. At November 30, 2015, the Fund maintained an asset coverage of 336%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $294,472,172.

7. Lending of Portfolio Securities

From time to time the Fund may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Under the lending agreement, the Fund has the right to recover  the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral must be valued daily; should the market value of the  loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of November 30, 2015, the Fund had securities on loan valued at $11,166,952 and received cash collateral with a value of $11,766,772.

Notes to Financial Statements
NOVEMBER 30, 2015

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of November 30, 2015:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Securities Lending Transactions Equity securities	$11,166,952	$—	$—	$—	$11,166,952
Total Loans					11,166,952
Gross amount of recognized liabilities for securities lending (collateral received)					$11,766,772
Amounts due to counterparty					$599,820

The lending agreement is considered a master netting agreement and in the event of a default by the borrower, creates a single payment obligation for the Fund. The following table presents the securities on loan subject to a master netting agreement as of November 30, 2015.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statement of Assets and Liabilities	Net Amounts Presented In The Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged	Net Amount
Securities Lending	$11,166,952	$—	$11,166,952	$(11,166,952)	$—	$—
Total	$11,166,952	$—	$11,166,952	$(11,166,952)	$—	$—

*	These amounts do not include the excess collateral received.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives a quarterly retainer of $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On December 4, 2015, the Fund announced a Board-approved regular quarterly distribution of $0.37 per common share. The distribution was paid on December 31, 2015 to shareholders of record on December 17, 2015.

Compensation of Directors: On November 3, 2015, the Board of Directors approved an increase to the quarterly retainer in the amount of $1,250. The increase became effective on December 1, 2015.

Report of Independent Registered Public Accounting Firm
NOVEMBER 30, 2015

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting  the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
January 15, 2016

Additional Information
NOVEMBER 30, 2015 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of the Fund (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•
If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

Additional Information
NOVEMBER 30, 2015 (unaudited)

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 14, 2015 and considered the continuation of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled "Information in support of renewal of Investment Advisory Agreement" dated July 14, 2015, regarding the services rendered to the fund by MCIM (the "Memorandum"), relevant information provided and discussed during the meeting, the experience of the principal portfolio managers, as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability. The Directors noted that they found the materials and presentations provided by MCIM and its affiliated entities to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 12, 2015 describing the legal duties of the Directors under the 1940 Act, which was reviewed with their independent counsel. The Directors also considered information prepared by Lipper Inc. (“Lipper”) comparing the Fund’s fee rate for management services and  expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

(a)
The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that MCIM provides to the Fund and considered its reputation as a manager of infrastructure assets. The Independent Directors considered the information in the Memorandum, specifically related to Macquarie’s position as a global market leading infrastructure manager, Macquarie’s global infrastructure network, the extent of MCIM’s team and its ability to leverage Macquarie’s global infrastructure capabilities, its strong portfolio construction and risk management process and the Fund’s performance in light of current economic conditions. Based on this presentation, the Directors concluded that the nature, extent and quality of services provided to the Fund by MCIM under the Advisory Agreement supported the Board’s re-approval of the Advisory Agreement.

(b)
Management fee, expense ratio and investment performance of the Fund, including a comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors reviewed two sets of presentations prepared by Lipper that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Lipper and the other set selected by MCIM based on disclosed criteria. The Independent Directors reviewed the section of the Memorandum explaining the limitations of the Lipper data. The Directors concluded that the Fund’s fees appeared commensurate with the responsibilities undertaken by MCIM when carrying out the Fund’s complex investment process. The Directors concluded that the information presented supported the re-approval of the Advisory Agreement.

(c)
Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any material direct or indirect economic benefits from MCIM’s relationship with the Fund, other than through commissions received by an affiliated broker/ dealer. On a quarterly basis, the Board is provided with the Rule 17e-1 transaction reports, including commissions paid with respect to those transactions. Rule 17e-1 transactions are those executed with an affiliated broker-dealer. Currently, the commissions paid for every trade is an agreed-upon five (5) basis points. After reviewing the pro forma financial information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could not have been the product of arms’ length bargaining.

Additional Information
NOVEMBER 30, 2015 (unaudited)

(d)
The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the Independent Directors, concluded that the advisory fee is reasonable in relation to the services provided  by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the Independent Directors, approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent counsel who assisted them in their deliberations. Certain discussions and conclusions occurred during executive session but are included here, in one place, for ease of presentation.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2015.

Foreign Taxes Paid	$581,269
Foreign Source Income	$5,792,830

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2014, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	22.42%
Qualified Dividend Income	64.68%

In early 2015, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2014 via Form 1099.  The Funds will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $3,746,948 as a long-term capital gain distribution.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Additional Information
NOVEMBER 30, 2015 (unaudited)

Total Cumulative Distributions for the year ended November 30, 2015				% Breakdown of the Total Cumulative Distributions for the year ended November 30, 2015
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.4772	$0.9628	$0.0000	$1.4400	33.14%	66.86%	0.00%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned  in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Intentionally Left Blank

Directors & Officers
NOVEMBER 30, 2015 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund are set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”) and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird* Birth Year: 1968	Class I Director	Since July 2005
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since July 2005
Chris LaVictoire Mahai* Birth Year: 1955	Class III Director	Since July 2005

Biographical Information of the Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg Birth Year: 1967	Class III Director	Since January 2011

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)
Each Director's term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

Directors & Officers
NOVEMBER 30, 2015 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since May 2010
William Fink Birth Year: 1968 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since September 2014
John H. Kim Birth Year: 1971 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since February 2011
Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since February 2011

(1)	Each officer serves an indefinite term.

Principal Occupation(s) During Past Five Years
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Asset Management since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

Privacy Practices Notice
NOVEMBER 30, 2015 (unaudited)

Information, confidential and proprietary, plays an important role in the success of our business.  We recognize that you have entrusted us with your personal and financial data and we recognize our obligation to keep this information secure.  Maintaining your privacy is important to us and we hold ourselves to the highest standards in its safekeeping and use.  We do not sell your personal information to third parties.  This notice describes our current privacy practices.  While your relationship with us continues, we will update and send our Privacy Practices Notice as required by law.  Even after that relationship ends, we will continue to protect your personal information.

We want you to know how we collect personal information from you and how we use that information.  The type of data we collect may include your name, address, social security number, age, tax information, transaction history, account balance and other personal information from your account application or the ownership records of the Fund. In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.  In servicing your account, we provide your personal information to our affiliates (including those who are involved in the operation, administration or management of, or the sale of interests in, the Fund) and non-affiliated service providers, only as permitted by law.  For example, we may share such information in connection with the administration and operations of the Fund, including disclosure to attorneys, accountants, auditors, administrators, or companies that assist us.  As emphasized above,  we do not provide investor or former investor information including names, addresses, or investor lists to outside companies except in furtherance of our business relationship with you, as authorized by you, or as otherwise permitted by law.  In the event of a sale of all or part of our business, we may share customer information as part of the sale.

Within the Fund and its affiliates, access to investors’ non-public personal information is restricted to employees who need to access that information to provide products or services to clients and investors.  We maintain physical, electronic, and procedural safeguards that comply with federal standards.  Employees who have access to your personal information are required to keep it strictly confidential.  We provide training to our employees about the importance of protecting the privacy of your information.  Our clients’ and investors’ right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and investors and take seriously our responsibility to protect client and investor information.  We will adhere to the policies and procedures described above for both current and former clients and investors.

You do not need to take any action because of this notice.

This page is not part of the annual report.

1-800-910-1434

macquarie@alpsinc.com

www.macquarie.com/mgu

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees: The aggregate fees billed for each of the last two fiscal years ended November 30, 2015 and 2014 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $92,664 and $89,100, respectively.

(b)       Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2015 and 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,700 and $2,421, respectively. These fees are for out-of-pocket expenses related to travelling to complete the Registrant’s audit and additional board meeting attendance.

(c)       Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2015 and 2014 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning which includes the filing of federal and excise tax returns and preparation of state tax returns, were $54,840 and $56,470, respectively.

(d)        All Other Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2015 and 2014 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)         Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)         No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)                The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2015 and 2014 were $0 and $0, respectively.

(h)                The Registrant’s audit committee received annual reports from the Registrant’s independent registered public accounting firm disclosing services provided to the investment adviser’s affiliates throughout the world and have confirmed their independence for both fiscal years ended November 30, 2015 and 2014.

Item 5. Audit Committee of Listed Registrants.

(a)                 The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b)                  Not applicable.

Item 6. Investments.

(a)                 The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures
Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Portfolio Managers:

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jonathon Ong, CFA	Co-Portfolio Manager	Since November 2012
Mr. Ong joined the Macquarie’s Investment Management Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has over 20 years of investment experience. Prior to joining Macquarie, Mr. Ong held Analyst and Portfolio Manager roles at Credit Suisse Asset Management (“CSAM”), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University.

Brad Frishberg, CFA	Co-Portfolio Manager	Since November 2012
Mr. Frishberg is the head of Macquarie Investment Management Infrastructure Securities business and serves as its Chief Investment Officer. He is also a Co-Portfolio Manager for a number of portfolios. He has more than 20 years of asset management experience. Prior to joining Macquarie in 2009, Mr. Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Mr. Frishberg earned his Bachelor’s degree in business economics from Brown University and his Master’s degree in economics from Trinity College.

(a)(2)    Other Accounts Managed as of November 30, 2015:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jonathon Ong	0	3, $406M	3, $321M	0
Brad Frishberg	1, $198M	5, $263M	2, $151M	0

Material Conflicts of Interest. Macquarie Capital Investment Management LLC (the “Adviser”) believes that Mr. Ong’s and Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)    Portfolio Manager Compensation as of November 30, 2015:

Compensation consists of three components:

1.	fixed remuneration in the form of a base salary;
2.	variable (at risk) pay in the form of an annual profit share allocation; and
3.	a long term incentive in the form of stock (applies to Director level employees only).
Fixed remuneration takes into consideration the role of each individual and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

(a)(4)         Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2015:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Jonathon Ong	$0
Brad Frishberg	$100,001-$500,000

[1]	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)                   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving notice by the stockholders as provided in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business, and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice and at the time of the special meeting, who is entitled to vote at the meeting in the election of each person so nominated, and who has complied with the advance notice provisions of the Bylaws.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing date of the report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit 12.A.1 to the Registrant’s Form N-CSR for its fiscal year ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 8, 2010.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	February 5, 2016

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	February 5, 2016